EXHIBIT 10.14

Office Space Free Use Certificate

ShenzhenGuangyin Building Industrial Co., Ltd. hereby grants the free use of the office premises located at Room 1907, Guangyin Building, No. 38, Futian South Road, Huanggang Port, Futian District, Shenzhen, Guangdong Province (covering an area of 39.76 square meters) to Jiangxi Ruanyun Technology Co., Ltd. Shenzhen Branch. The period of use is from April 1, 2024, to March 31, 2026.

This certificate is hereby issued!

Signature or Seal：/s/ ShenzhenGuangyin Building Industrial Co., Ltd.

March 31, 2024